UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
May 21, 2019

Bank of Commerce Holdings

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

000-25135	94-2823865
(Commission File Number)	IRS Employer Identification No.

555 Capitol Mall, Suite 1255
Sacramento, California 95814
(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (800) 421-2575

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BOCH	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                                                                              Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K filed on May 23, 2019 (the "Original 8-K"), by Bank of Commerce Holdings (the "Company"). Item 5.07 of the Original 8-K reported the results of the matters submitted to a vote by the Company's shareholders at the Company's 2019 Annual Meeting of Shareholders held on May 21, 2019, as well as approval of the Company’s 2019 Equity Incentive Plan. The purpose of this Amendment is to disclose, in accordance with Item 5.07(d) of Form 8-K, the Company's decision as to how frequently the Company will conduct future shareholder advisory votes regarding executive compensation. All other disclosures in the Original 8-K are unchanged.

Item 5.07   —     Submission of Matters to a Vote of Security Holders

(a)          The 2019 Annual Meeting of Shareholders (the “Annual Meeting”) of the Company was held on May 21, 2019.  There were 18,126,699 shares outstanding and entitled to vote at the Annual Meeting.  Of those shares, 15,346,278 were present in person or by proxy.  The following matters were voted upon at the Annual Meeting:

1.	Proposal No. 1 – the election of ten directors to serve on the board of directors until the 2020 annual meeting or until their successors have been elected and qualified;

2.	Proposal No. 2 – ratification of the selection of Moss Adams LLP as the Company’s independent registered public accounting firm for 2019;

3.	Proposal No. 3 – an advisory (non-binding) resolution to approve named executive officer compensation;

4.	Proposal No. 4 – an advisory (non-binding) vote on the frequency of future say-on-pay votes;

5.	Proposal No. 5 – approval of the 2019 Equity Incentive Plan.

(b)	The following is a summary of the voting results for the matters voted on by the shareholders:

Proposal No. 1 – Election of Directors

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes
Orin N. Bennett	9,693,375	425,234	5,227,669
Gary R. Burks	8,829,853	1,288,756	5,227,669
Randall S. Eslick	9,755,462	363,147	5,227,669
Joseph Q. Gibson	9,825,060	293,549	5,227,669
Jon W. Halfhide	9,733,380	385,229	5,227,669
David J. Inderkum	9,786,680	331,929	5,227,669
Linda J. Miles	9,822,296	296,313	5,227,669
Karl L. Silberstein	9,825,545	293,064	5,227,669
Terence J. Street	9,785,987	332,622	5,227,669
Lyle L. Tullis	9,696,801	421,808	5,227,669

Proposal No. 2 – Ratification of the Selection of Moss Adams LLP as the Company’s Independent Registered Public Accounting Firm for 2019

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,083,573	258,379	4,326	0

Proposal No. 3 – Advisory (Non-Binding) Resolution to Approve Named Executive Officer Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,499,274	98,890	520,445	5,227,669

Proposal No. 4 – Advisory (Non-Binding) Vote on the Frequency of Future Say-On-Pay Votes

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
9,003,857	42,377	591,726	480,649	5,227,669

Proposal No. 5 – Approve the 2019 Equity Incentive Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,680,247	329,331	109,031	5,227,669

(d)       After consideration of the results of the advisory vote on the frequency of future advisory votes on executive compensation in Proposal No. 4 above and other factors, the Company's board of directors determined, at a meeting held on July 16, 2019, that advisory votes on executive compensation (similar to Proposal No. 3 above) will be submitted to shareholders on an annual basis until the next advisory shareholder vote on the frequency of these advisory votes is held, which is currently required to occur no later than the Company’s annual meeting of shareholders held in 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 17, 2019
/s/ Samuel D. Jimenez
By: Samuel D. Jimenez
Executive Vice President – Chief Operating Officer

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